Exhibit (n)(2)

                                   SCHEDULE A
                            AUTHORIZED SHARE CLASSES
                              REVISED MAY 17, 2005
--------------------------------------------------------------------------------
FUND NAME                                       A    B    C    I    R    1    2
--------------------------------------------------------------------------------
ARMADA SERIES
--------------------------------------------------------------------------------
International Equity Fund                       X    X    X    X    X
--------------------------------------------------------------------------------
Large Cap Core Equity Fund                      X    X    X    X    X
--------------------------------------------------------------------------------
Large Cap Growth Fund                           X    X    X    X    X
--------------------------------------------------------------------------------
Large Cap Value Fund                            X    X    X    X    X
--------------------------------------------------------------------------------
Mid Cap Growth Fund                             X    X    X    X    X
--------------------------------------------------------------------------------
Mid Cap Value Fund                              X    X    X    X    X
--------------------------------------------------------------------------------
Multi-Factor Small Cap Core Fund                X         X    X    X
--------------------------------------------------------------------------------
Multi-Factor Small Cap Growth Fund              X         X    X    X
--------------------------------------------------------------------------------
Multi-Factor Small Cap Value Fund               X         X    X    X
--------------------------------------------------------------------------------
S&P 500 Index Fund                              X    X    X    X    X
--------------------------------------------------------------------------------
Small Cap Core Fund                             X    X    X    X    X
--------------------------------------------------------------------------------
Small Cap Growth Fund                           X    X    X    X    X
--------------------------------------------------------------------------------
Small Cap Value Fund                            X    X    X    X    X
--------------------------------------------------------------------------------
Aggressive Allocation Fund                      X    X    X    X    X
--------------------------------------------------------------------------------
Balanced Allocation Fund                        X    X    X    X    X
--------------------------------------------------------------------------------
Conservative Allocation Fund                    X    X    X    X    X
--------------------------------------------------------------------------------
Bond Fund                                       X    X    X    X    X
--------------------------------------------------------------------------------
Government Mortgage Fund                        X    X    X    X    x
--------------------------------------------------------------------------------
High Yield Bond Fund                            X    X    X    X    X
--------------------------------------------------------------------------------
Intermediate Bond Fund                          X    X    X    X    X
--------------------------------------------------------------------------------
Limited Maturity Bond Fund                      X    X    X    X    X
--------------------------------------------------------------------------------
Strategic Income Bond Fund                      X    X    X    X    X
--------------------------------------------------------------------------------
Total Return Advantage Fund                     X    X    X    X    X
--------------------------------------------------------------------------------
Ultra Short Bond Fund                           X    X    X    X    X
--------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund               X    X    X    X    X
--------------------------------------------------------------------------------
Michigan Intermediate Municipal Bond Fund       X    X    X    X
--------------------------------------------------------------------------------
Ohio Intermediate Tax Exempt Bond Fund          X    X    X    X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND NAME                                       A    B    C    I    R    1    2
--------------------------------------------------------------------------------
Pennsylvania Intermediate Municipal Bond Fund   X    X    X    X
--------------------------------------------------------------------------------
Government Money Market Fund                    X              X
--------------------------------------------------------------------------------
Money Market Fund                               X    X    X    X    X
--------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                X              X
--------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund       X              X
--------------------------------------------------------------------------------
Tax Exempt Money Market Fund                    X    X         X
--------------------------------------------------------------------------------
Treasury Money Market Fund                      X              X
--------------------------------------------------------------------------------
Treasury Plus Money Market Fund                 X              X
--------------------------------------------------------------------------------
UA SERIES
--------------------------------------------------------------------------------
UA Emerging Markets Fund                                                 X    X
--------------------------------------------------------------------------------
UA International Equity Fund                                             X    X
--------------------------------------------------------------------------------
UA Large Cap Ultra Fund                                                  X    X
--------------------------------------------------------------------------------
UA Large Cap Value Fund                                                  X    X
--------------------------------------------------------------------------------
UA Real Estate Fund                                                      X    X
--------------------------------------------------------------------------------
UA Small Cap Growth Fund                                                 X    X
--------------------------------------------------------------------------------
UA Small/Mid Cap Value Fund                                              X    X
--------------------------------------------------------------------------------
UA High Yield Bond Fund                                                  X    X
--------------------------------------------------------------------------------
UA Ultra Short Bond Fund                                                 X    X
--------------------------------------------------------------------------------
UA U.S. Government Income Fund                                           X    X
--------------------------------------------------------------------------------
UA Money Market Fund                                                     X    X
--------------------------------------------------------------------------------


Schedule A Last Approved by the Board of Trustees: May 17, 2005

                                      -2-